Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2021
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Supplemental Cash Flow Information
22.	Supplemental Cash Flow Information
Change in
Non-Cash
Working Capital

	Years Ended December 31

(in thousands)	2021	2020

Change in non-cash working capital

Accounts receivable	$(5,695)	$(1,181)

Accounts payable and accrued liabilities	1,095	3,110

Other	(3,472)	(904)

Total change in non-cash working capital	$(8,072)	$1,025

Non-Cash
Transactions – Payment of Dividends Under DRIP
As more fully described in Note 18.2, during the year ended December 31, 2021, the Company declared and paid dividends to its shareholders in the amount of $0.57 per common share for total dividends of $257 million. Approximately 15% of shareholders elected to have their dividends reinvested in common shares of the Company under the Company’s dividend reinvestment plan (“DRIP”). As a result, $218 million of dividend payments were made in cash and $39 million in common shares issued. For the comparable period in 2020, the Company declared and paid dividends to its shareholders in the amount of $0.42 per common share for total dividends of $189 million, with the payment being comprised of $168 million in cash and $21 million in common shares issued.

Cash and Cash Equivalents

		December 31	December 31

(in thousands)	Note	2021	2020

Cash and cash equivalents comprised of:

Cash		$126,053	$192,683

Cash equivalents		99,992	-

Total cash and cash equivalents		$226,045	$192,683
Cash equivalents include short-term deposits, treasury bills, commercial paper, bankers’ depository notes and bankers’ acceptances with terms to maturity at inception of less than three months.